Rule 497(d)

                      The First Trust Combined Series 282
                Supplement to the Prospectus Dated June 30, 2010


          Notwithstanding anything to the contrary in the prospectus, the following information shall be included immediately following page 11 of the Information Supplement to Part Two of the prospectus.

                          Colorado Trust Series

                   The First Trust(R) Combined Series

PROSPECTUS                                    NOTE: THIS PART THREE PROSPECTUS
Part Three                                               MAY ONLY BE USED WITH
Dated January 31, 2011                                   PART ONE AND PART TWO

Each Trust invests in a portfolio of tax-exempt municipal bonds issued by or on behalf of the State of Colorado (the "Bonds"). Each Trust seeks income exempt from federal and Colorado income tax and to preserve capital.

  All Parts of the Prospectus Should be Retained for Future Reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             First Trust(R)

                             1-800-621-1675

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                        Portfolios

Objectives.

Each Trust seeks income exempt from federal and Colorado income tax and to preserve capital by investing in tax-exempt municipal bonds issued by or on behalf of the State of Colorado.

There is no assurance that the objectives of a Trust will be achieved. See "Risk Factors" for a discussion of the risks of investing in the Trusts.

                     Estimated Returns

The Estimated Current and Long-Term Returns are estimates and are designed to be comparative rather than predictive. We cannot predict your actual return, which will vary with Unit price, how long you hold your investment and with changes in the portfolio, interest income and expenses. In addition, neither rate reflects the true return you will receive, which will be lower, because neither includes the effect of certain delays in distributions with respect to when the Securities pay interest and when distributions are paid by the Trust. Estimated Current Return equals the estimated annual interest income to be received from the Bonds less estimated annual Trust expenses, divided by the Public Offering Price per Unit (which includes the initial sales charge). Estimated Long-Term Return is a measure of the estimated return over the estimated life of a Trust and is calculated using a formula which (1) factors in the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirements of the Bonds, and (2) takes into account a compounding factor, the sales charge and expenses. Unlike Estimated Current Return, Estimated Long-Term Return reflects maturities, discounts and premiums of the Bonds in the Trusts. We will provide you with estimated cash flows for your Trust at no charge upon your request.

                       Risk Factors

Current Economic Conditions. The National Bureau of Economic Research announced that the U.S. economy's recession which began in December
2007 technically ended in June 2009. Despite this announcement, economic activity remains below average levels, the United States continues to experience increased unemployment and stock markets remain below pre-recession levels. The recession began with problems in the housing and credit markets, many of which were caused by defaults on "subprime" mortgages and mortgage-backed securities, eventually leading to the failures of some large financial institutions and has negatively impacted all sectors of the economy. The current economic crisis has also affected the global economy with European and Asian markets suffering historic losses. Due to the current state of uncertainty in the economy, the value of the Securities held by a Trust may be subject to steep declines or increased volatility due to changes in performance or perception of the issuers. Extraordinary steps have been taken by the governments of several leading economic countries to combat the economic crisis; however, the impact of these measures is not yet known and cannot be predicted.

The markets for credit instruments, including municipal securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. Liquidity in the municipal bond market (the ability to buy and sell bonds readily) has been reduced. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of debt securities, including municipal securities. In addition, during 2008, several major dealers of municipal bonds exited the market via acquisition or bankruptcy. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many debt securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of a Trust's Securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. During times of reduced market liquidity, such as at the present, a Trust may not be able to sell Securities readily at prices reflecting the values at which the Securities are carried on a Trust's books. Sales of large blocks of securities by market participants, such as the Trust, that are seeking liquidity can further reduce security prices in an illiquid market.

In response to the current national economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws.

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Municipal Securities. The Trusts invest in tax-exempt municipal bonds.
Municipal bonds are debt obligations issued by states or political subdivisions or authorities of states. Municipal bonds are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. Municipal bonds are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer's financial condition worsens or when the rating on a bond is decreased. Many municipal bonds may be called or redeemed prior to their stated maturity, an event which is more likely to occur when interest rates fall. In such an occurrence, you may not be able to reinvest the money you receive in other bonds that have as high a yield or as long a maturity.

Many municipal bonds are subject to continuing requirements as to the actual use of the bond proceeds or manner of operation of the project financed from bond proceeds that may affect the exemption of interest on such bonds from federal income taxation. The market for municipal bonds is generally less liquid than for other securities and therefore the price of municipal bonds may be more volatile and subject to greater price fluctuations than securities with greater liquidity. In addition, an issuer's ability to make income distributions generally depends on several factors including the financial condition of the issuer and general economic conditions. Any of these factors may negatively impact the price of municipal bonds held by a Trust and would therefore impact the price of both the Securities and the Units. The current economic downturn is negatively affecting towns, counties and school districts across the nation. In recognition of this fact, Moody's recently assigned a negative outlook to the creditworthiness of all local governments in the United States.

Acts of terrorism and any resulting damage may not be covered by insurance on the bonds. Issuers of the bonds may therefore be at risk of default due to losses sustained as a result of terrorist activities.

Educational Obligation Revenue Bonds. Because more than 25% of the portfolios of certain Trusts are invested in bonds which are payable from and secured by revenues derived from the operation of schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments, those Trusts are considered to be concentrated in educational obligation revenue bonds. A portfolio concentrated in a single industry may present more risks than a portfolio which is broadly diversified over several industries. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trust. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

Transportation Facility Revenue Bonds. Colorado Insured Series 17 is considered to be concentrated in transportation facility revenue bonds. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Colorado. Because the Trusts are also concentrated in the bonds of issuers located in the State of Colorado, there may be more risk than if the bonds were issued by issuers located in several states. The financial condition of Colorado is affected by various national and local, economic, social and environmental policies and conditions and

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may have an effect on the value of the Units. Additionally,
Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the bonds to satisfy their obligations. Historically, the State has experienced significant revenue shortfalls. A somewhat ambiguous Constitutional Amendment requires voter approval prior to tax increases, creation of debt, or mill levy or valuation for assessment ratio increases. The Amendment also limits increases in government spending and property tax revenues to specified percentages. The economy of the State continues to be dependent on tourism and its position as a transportation hub. These sectors tend to be cyclical. In addition, the State is party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

Discount Bonds. Discount bonds are bonds which have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. The market discount on previously issued bonds will increase when interest rates for newly issued comparable bonds increase and decrease when such interest rates fall, other things being equal. A discount bond held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Tax Status."

Original Issue Discount Bonds. A percentage of the Securities are considered original issue discount bonds. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the bonds, is deemed to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for Federal income tax purposes. The Trust may also pay a premium when it buys a bond, even a bond issued with original issue discount. The Trust may be required to amortize the premium over the term of the bond and reduce its basis for the bond even though it does not get any deduction for the amortization. Therefore, sometimes the Trust may have a taxable gain when it sells a bond for an amount equal to or less than its original tax basis.

Premium Bonds. Premium bonds are bonds which have been acquired at a market premium from par value at maturity. The coupon interest rates on the premium bonds at the time they were purchased and deposited in the Trust were higher than the current market interest rates for newly issued bonds of comparable rating and type. The current returns of such bonds are initially higher than the current returns of comparable bonds issued at currently prevailing interest rates because premium bonds tend to decrease in market value as they approach maturity when the face amount becomes payable. Because part of the purchase price is thus returned not at maturity but through current income payments, early redemption of a premium bond at par or early prepayments of principal will result in a reduction in yield. Redemptions are more likely to occur at times when the bonds have an offering side valuation which represents a premium over par, or for original issue discount bonds, a premium over the accreted value. To the extent that the Securities were deposited in the Fund at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared to the original Public Offering Price of the Units. The Trust may be required to sell zero coupon bonds prior to maturity (at their current market price which is likely to be less than their par value) in order to pay expenses of the Trust or in case the Trust is terminated. See "Removing Securities from the Trust" and "Amending or Terminating the Indenture."

Legislation/Litigation. From time to time, various legislative initiatives are proposed which may have a negative impact on the prices of certain of the municipal bonds represented in a Trust. In addition, litigation regarding any of the issuers of the municipal bonds, such as litigation affecting the validity of certain municipal bonds or the tax-free nature of the interest thereon, may negatively impact the value of these Bonds. We cannot predict what impact any pending or proposed legislation or pending or threatened litigation will have on the value of the Bonds or of the issuers.

                      Public Offering

Sales Charge.

The following persons may purchase Units at the Public Offering Price less the applicable dealer concession:

- Employees, officers and directors of the Sponsor, our related companies and dealers.

- Immediate family members of the above (spouses, children, grandchildren, parents, grandparents, siblings, mothers-in-law, fathers-

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in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-
law, and trustees, custodians or fiduciaries for the benefit of such persons).

                   Distribution of Units

We intend to qualify Units of the Trusts for sale in a number of states. All Units will be sold at the then current Public Offering Price.

Dealer Concessions.

Dealers and other selling agents can purchase Units at prices which represent a concession or agency commission of 70% of the then current maximum sales charge.

                    Other Information

Supplemental Information.

If you write or call the Sponsor, you will receive free of charge supplemental information about this Series, which has been filed with the SEC and to which we have referred throughout. This information states more specific details concerning the nature, structure and risks of this product.

               Description of Bond Ratings*

             * As published by Standard & Poor's.

Standard & Poor's.

A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the United States, for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings.

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment: capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A   An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

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BB  An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B   An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated "CC" is currently highly vulnerable to nonpayment.

C   A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D   An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus(+) or Minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Expected Ratings are designated on the "Schedule of Investments" by an "(e)" after the rating code. Expected Ratings are intended to anticipate S&P's forthcoming rating assignments. Expected Ratings are generated by Bloomberg based on sources it considers reliable or established S&P rating practices. Expected Ratings exist only until S&P assigns a rating to the issue.

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                             First Trust(R)

                          Colorado Trust Series

                   The First Trust(R) Combined Series

                          PART THREE PROSPECTUS
                Must be Accompanied by Parts One and Two

                                 Sponsor:

                       First Trust Portfolios L.P.

                         120 East Liberty Drive
                         Wheaton, Illinois 60187
                             1-800-621-1675

                                Trustee:

                       The Bank of New York Mellon

                           101 Barclay Street
                        New York, New York 10286
                             1-800-813-3074
                          24-Hour Pricing Line:
                             1-800-446-0132

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.

     PLEASE RETAIN ALL PARTS OF THIS PROSPECTUS FOR FUTURE REFERENCE

Page 7


                             First Trust(R)

                        Colorado Trust Series

                   The First Trust(R) Combined Series

                         Information Supplement

This Information Supplement provides additional information concerning the structure, operations and risks of unit investment trusts ("Trusts") contained in the Trusts not found in the prospectus. This Information Supplement is not a prospectus and does not include all of the information you should consider before investing in a Trust. This Information Supplement should be read in conjunction with the prospectus for the Trust in which you are considering investing.

This Information Supplement is dated January 31, 2011. Capitalized terms have been defined in the prospectus.

                            Table of Contents

Risk Factors                                                   1
   General                                                     2
   Colorado's Economic Outlook                                 2
   Net Assets                                                  3
   Capital Assets and Long-Term Debt Activity                  3
   Revenues and Expenditures                                   4
   Conditions Expected to Affect Future Operations             4
   Major Initiatives                                           4
   Budgetary Controls                                          4
   Debt Management                                             5
   Ratings                                                     5
   Local Issuances                                             5
Concentrations
   Educational Obligation Revenue Bonds                        5
   Transportation Facility Revenue Bonds                       5
Federal Tax-Free Income                                        6

Risk Factors.

Each Colorado Trust will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Colorado. The Trusts are therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Colorado obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to

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"conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain National issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

General. Colorado became the thirty-eighth state of the United States of America when it was admitted to the Union in 1876. Its borders encompass 104,247 square miles of the high plains and the Rocky Mountains with elevations ranging from 3,350 to 14,431 feet above sea level. The state's major economic sectors include agriculture, manufacturing, technology, tourism, energy production, and mining. Considerable economic activity is generated in support of these sectors by government, wholesale and retail trade, transportation, communications, public utilities, finance, insurance, real estate, and other services. Given the state's semiarid climate, water resource development, allocation, and conservation are ongoing issues for state management.

The state maintains a separation of powers utilizing three branches of government - executive, legislative, and judicial. The executive branch comprises four major elected officials - Governor, State Treasurer, Attorney General, and Secretary of State. Most departments of the state report directly to the Governor; however, the Departments of Treasury, Law, and State report to their respective elected officials, and the Department of Education reports to the elected State Board of Education. The elected officials serve four-year terms with a limit on the number of terms limited allowed.

The legislature is bicameral and comprises thirty-five senators and sixty-five representatives who are also term limited. It is a citizen legislature whose general session lasts 120 days beginning in January of each year. Special sessions may be called by the Governor at his discretion and are limited to the topics identified by the Governor. The legislature's otherwise plenary power is checked by the requirement for the Governor's signature of its legislation and by specific limitations placed in the State Constitution by voters. The most significant fiscal limitation is the restriction related to issuing debt, raising taxes, and changing existing spending limits. From a fiscal perspective, the Joint Budget Committee of the legislature, because of its preparation of the annual budget and supplemental appropriations bills, holds the most important power vested in the legislature. The committee is bipartisan with members drawn from each of the houses of the legislature. The Governor's Office of State Planning and Budgeting develops an executive branch budget proposal, but there is no requirement for the Joint Budget Committee to adopt that proposal.

The Judicial Branch is responsible for resolving disputes within the state, including those between the executive and legislative branches of government, and for supervising offenders on probation. The branch includes the Supreme Court, Court of Appeals, and district and county courts, served by more than 300 justices and judges in 22 judicial districts across the state (excluding 17 Denver county court judges). Municipal courts are not part of the state system. There are also seven water courts, one in each of the major river basins. The Judicial Branch budget is appropriated by the legislature, and it is funded primarily from general-purpose revenues of the General Fund.

Economic Outlook. At the end of Fiscal Year 2008-09, the state's economy showed a declining rate of growth. General Fund revenues decreased by $980.0 million (13.1 percent) from the prior year. In absolute dollars, personal income in the state grew by approximately 4.9 percent for 2008 and is forecast to decrease by 0.9 percent for 2009. The growth in new state employment significantly declined with only 18,000 jobs added in 2008 and 86,000 forecast to be lost in 2009.

Inflation adjusted national gross domestic product (GDP) grew at an annual rate of 0.4 percent in calendar year 2008 and by an estimated 2.8 percent in the third quarter of 2009. Inflation adjusted GDP decreased
2.5 percent from the third quarter of 2008 to the third quarter of 2009 (all percentage changes in the balance of this paragraph are measured on the third quarter to third quarter basis). National personal consumption expenditures account for approximately two-thirds of GDP and were down
0.1 percent, while private domestic investment (including nonresidential structures, equipment and software, residential, and changes in inventories) was down 25.3 percent in aggregate. Residential investment declined 18.8 percent (fourteenth consecutive quarter of decline) and private investment related to nonresidential structures declined by 22.1 percent. Government spending exceeded the quarter-over-quarter growth rate at 2.0 percent largely related to a 5.7 percent increase in nondefense expenditures, as well as an increase in federal defense spending of 5.1 percent. Quarter-over-quarter exports declined by 10.8 percent and imports declined by 14.1 percent due to a weak global economy.

After six consecutive years of expansion, US real GDP became negative in the second half of 2008. Falling housing prices initiated numerous economic problems including the failure and near-failure of major financial institutions, employment losses averaging 420,000 jobs per month in the last quarter of 2008, and a sharp decline in energy prices after record increases during the first half of the year. Overall, these financial stresses reached a level not seen since the end of World War II as the US economy slid into a recession. In response to this turmoil,

Page 2

the U. S. Congress enacted a variety of measures to shore up financial institutions and the credit markets through the Troubled Asset Relief Program (TARP) and the American Reinvestment and Recovery Act (ARRA). TARP authorized $700 million in financial relief (of which $370 billion was eventually issued) for troubled financial institutions that had suffered severe losses, primarily due to investments in derivative instruments and the subprime lending market. ARRA provided $787 billion of federal funding to states and local governments primarily for job creation and retention and to help stabilize state budgets. At this time, the final impact of both of these acts cannot be determined, however, U.S. credit markets have not recovered to their pre-recession levels. It appears that inflationary fears caused by increased government spending under ARRA have not yet materialized, but the majority of dollars have not been spent yet and the national unemployment rate continues to be high.

The Colorado economy has traditionally lagged behind the national economy and the state remains mired in a recession. According to the state Office of Planning and Budgeting declining tax collections, home prices and retail sales coupled with increased unemployment have contributed to the weak economy. However, unemployment appears to have stabilized with actual job growth between June and July 2009 and OSPB is predicting a moderate recovery in 2010. Major indicators such as housing permits, labor variables and retail sales remain weak although they are stronger than the national economic indicators in general. Colorado is predicted as being one of the leaders of the national recovery due to its diversified economy with investments in the hi-tech and renewable energy sectors and a more stable housing market.

Net Assets. The most recently published financial statements for the State are for the fiscal year ended June 30, 2009. Assets of the state's governmental activities exceeded liabilities by $15,477.2 million, a decrease of $353.0 million as compared to the prior year amount of $15,830.2 million. The prime reason for the decrease was a reduction in cash and restricted cash balances of $663.0 million primarily in the Capital Projects fund ($287.4 million), the Highway User's Tax Fund ($186.1 million), and in Other Governmental Funds ($335.0 million) which were partially offset by a related increase in the General Fund of $158.9 million in cash. Assets of the state's business-type activities exceeded liabilities by $4,880.1 million, a decrease of $247.0 million as compared to the prior year amount of $5,127.1 million primarily due to increases in revenue bonds and certificates of participation issued by Higher Education Institutions and an increase in amounts payable to the federal government by CollegeInvest, the effect of which was partially offset by increases in capital assets and land at Higher Education Institutions. In total, net assets of the state decreased by $600.0 million to $20,357.3 million.

Governmental fund assets exceeded liabilities resulting in total fund balances of $4,785.1 million (prior year $5,312.0 million), of which, $3,308.3 million (prior year $3,701.7 million) was reserved, and the balance of $1,476.8 million (prior year $1,610.3 million) was unreserved. In total, governmental fund balances decreased $526.9 million from the prior year due to decreases in the Highway User's Tax Fund, the Capital Projects Fund, and in Other Governmental Funds, which were partially offset by an increase in the General Fund. The Highway User's Tax Fund decreased primarily due to the discontinuation of statutory transfers from Other Special Revenue Funds. The Capital Projects Fund decreased primarily due to the discontinuation of statutory transfers from the General Fund. The Other Governmental Funds decreased due to transfers to augment the General Fund's cash balance. The decreases in these three funds are a result of actions taken in response to the state's budget crises, as is the corresponding increase in the General Fund. The unreserved undesignated fund balance of the General Fund (on the GAAP basis) was $155.4 million and $0.0 million at June 30, 2009, and June 30, 2008, respectively, and the state did meet its mandatory reserve on a budgetary basis in both years. For Fiscal Year 2008-09, the state was only able to meet this reserve requirement due to legislation reducing the reserve amount from four percent to two percent and through transferring $815.3 million from various cash funds to augment the General Fund. The $128.0 million increase in total General Fund fund balance was primarily the result of these transfers which were necessary to offset declining tax revenues.

Enterprise Fund assets exceeded liabilities resulting in total net assets of $4,880.1 million (prior year $5,127.1 million), of which, $3,850.7 million (prior year $3,966.9 million) was restricted or invested in capital assets, and the balance of $1,029.4 million (prior year $1,160.2 million) was unrestricted. The total decrease of $247.0 million in Enterprise Fund net assets primarily occurred in the Unemployment Insurance fund due to a large increase in the amount of benefits paid which was partially offset by an increase in the Higher Education Institutions which included an allocation of $150.7 million of fund and Recovery Act (ARRA) from the State Fiscal Stabilization Fund.

Capital Assets and Long-Term Debt Activity. The state's investment in capital assets at June 30, 2009, was $17.4 billion ($16.6 billion in Fiscal Year 2007-08). Included in this amount were $6.0 billion of depreciable capital assets net of $3.9 billion of depreciation. Also included was $11.4 billion of land and non-depreciable infrastructure reported under the modified approach. The state added $1,157.3 million and $943.5 million of capital assets in Fiscal Year 2008-09 and 2007-08, respectively. Of the Fiscal Year 2008-09 additions, $405.1 million was recorded by governmental funds and $752.2 million was recorded by proprietary funds. General-purpose revenues funded $249.9 million of

Page 3

capital and controlled maintenance expenditures during Fiscal Year 2008-09 and the balance of capital asset additions was funded by federal funds, cash funds, or borrowing. The table below provides information on the state's capital assets by asset type for both governmental and business-type activities.

The state's major commitments for capital expenditures are reported in the attached financial statements as fund balances reserved for encumbrances. At June 30, 2009, the state had commitments of $128.0 million in the Capital Projects Fund ($255.1 million in Fiscal Year 2007-
08) and $915.4 million in the Highway Users Tax Fund ($711.4 million in Fiscal Year 2007-08). Certain construction projects of the Higher Education Institutions are not reported in the Capital Projects Fund because they are not subject to appropriation; additionally, commitments for the related capital expenditures are not shown because the enterprise funds do not report a reserve for encumbrances.

Revenues and Expenditures. The State Constitution indirectly limits the rate of spending increases and directly limits the state's ability to retain revenues collected over an amount set by a constitutional amendment commonly known as TABOR. Revenues in excess of the limit must be refunded to the taxpayers unless otherwise approved by the voters. In the November 2005 election, voters passed Referendum C, which allowed the state to retain revenues in excess of the limit for Fiscal Years 2005-06 through 2009-10. However, due to the economic downturn, the state did not have any revenues in excess of the TABOR limit for Fiscal Year 2008-09; the $0.7 million shown on the financial statements is the residual amount of a Fiscal Year 2004-05 TABOR refund that was not distributed as of June 30, 2009.

Conditions Expected to Affect Future Operations. Referendum C was passed by the voters in November 2005 and allowed the state to retain all revenues in excess of the TABOR limit for a five-year period through 2009-10. During that period, the state retained $3,593.6 million that it would have otherwise had to refund to state citizens. Due to the shortfall in current year revenues, no amount was retained in Fiscal Year 2008-09, and none is projected to be retained in Fiscal Year 2009-10.

The Public Employees Retirement Association (PERA) was severely affected by the global economic downturn beginning in 2008. A negative 26.0 percent return on investments in 2008 caused the funded ratio (actuarial value of assets, using a four-year smoothed-market value, divided by the actuarial accrued liability) of the State Division of PERA to decline from 73.3 percent to 67.9 percent. Because of the four-year smoothing, the full effect of the negative return is not reflected in the funding ratio. The current contribution rate of 12.95 percent is 1.5 percentage points (or 13.1 percent) above the average during the 1990s. PERA's actuary estimated that the contribution rate would need to have been
17.91 percent and 18.45 percent, respectively in 2008 and 2007 to achieve the 30-year amortization period required by the Governmental Accounting Standards Board. In the 2006 session, the Legislature approved a Supplemental Amortization Equalization Disbursement that will add three percentage points to the annual contribution in addition to the three percentage points required by the Amortization Equalization Disbursement (approved in the 2004 session). These increases will be phased in through 2013. Barring further changes, these two legislative changes increase the annual contribution in Fiscal Year 2013-14 and subsequent years to 16.15 percent of salary. PERA management has stated it plans to introduce legislation during the 2010 legislative session to address the funding deficiency.

In response to the global economic downturn that began during 2008, the United States Congress passed the American Recovery and Reinvestment Act
(ARRA) in February of 2009. ARRA is intended to stimulate the U. S. economy by providing $787 billion of funding to states for job creation and retention and to spur economic activity and long-term growth, as well as providing transparency and accountability in government spending. The Act as passed provided $288 billion in tax cuts, $224 billion for education, health care and entitlement programs, and $275 billion for various federal grants, contracts and loans. These funds are made available to the public through state and local governments. The State expects to receive approximately $5.7 billion dollars in ARRA funds with approximately $3.5 billion overseen or distributed by state governments. The most recently available information reported by the Governor's Economic Recovery Team indicates the state has received $1,650.6 million in total grant awards and received $583.9 million in funding, of which $344.7 million has been spent.

Major Initiatives. The General Assembly enacted and the Governor signed a large number of bills during the 2009 session. The main focus of the session was on budget balancing and revenue issues. Colorado is constitutionally required to maintain a balanced budget as well as a positive General Fund fund balance on the budgetary basis. These requirements, along with the other debt, revenue, and tax limitations in the Constitution necessitated a variety of legislative actions. A number of these legislative actions were specifically enacted to address declining state revenues due to the national recession.

Budgetary Controls. The General Assembly enacts the annual state budget for all ongoing programs, except for federal and custodial funds. New programs are funded for the first time in enabling legislation and are continued through the Long Appropriations Act in future periods. For the most part, appropriations lapse at the end of the fiscal year unless extenuating circumstances cause the State Controller to approve an

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appropriation roll-forward. Capital construction appropriations are normally effective for three years.

In developing the state's accounting system, consideration has been given to the adequacy of internal accounting controls. Internal accounting controls are designed to provide reasonable, but not absolute, assurance regarding the safeguarding of assets against loss from unauthorized use or disposition. Those controls also assure the reliability of financial records for preparing financial statements and maintaining the accountability for assets. The concept of reasonable assurance recognizes that the cost of a control should not exceed the benefits likely to be derived from that control. The evaluation of costs and benefits requires estimates and judgments by management. All internal control evaluations occur within this framework. We believe that the state's internal accounting controls adequately safeguard assets and provide reasonable assurance of proper recording of financial transactions.

Debt Management. The state is constitutionally prohibited from issuing general obligation debt except to fund buildings for state use, to defend the state or the U.S. (in time of war), or to provide for unforeseen revenue deficiencies. Except for exempt enterprises, the TABOR amendment requires a vote of the people for the creation of any debt unless existing cash reserves are irrevocably pledged to service the debt. The amendment does allow debt issuance to refinance a borrowing at a lower interest rate. These requirements limit management's ability to address revenue shortfalls by borrowing for capital expenditures. However, the state has issued Certificates of Participation (COPs) secured by buildings and vehicles and has issued revenue bonds that are secured by pledges of future revenues. In some instances the debt-financed asset generates the pledged revenue stream; in other instances, such as the Transportation Revenue Anticipation Notes (TRANs), the pledged revenue stream is future federal revenues and state highway users taxes. The state has other forms of borrowing that are small in relation to the revenue bonds and COPs.

Ratings. As of June 17, 2010, the State was given a credit issuer rating of AA with a stable outlook by Standard & Poor's Ratings Services and Aa1 with a stable outlook by Moody's Investor Service. Any explanation concerning the significance of such rating must be obtained from the rating agency. There is no assurance that any rating will continue for any period of time or that they will not be revised or withdrawn.In Fiscal Year 2007-08, the total principal amount of revenue bonds and COPs was 37.7 percent of net assets other than capital assets. In Fiscal Year 2008-09, that measure increased to 41.5 percent because noncapital net assets decreased 2.4 percent while the principal amount of revenue bonds and COPs increased by 7.4 percent. Total per capita borrowing including bonds, certificate of participation, mortgages, notes, and leases was $1,247 and $1,168 per person in Fiscal Years 2008-09 and 2007-08, respectively.

Local Issuances. It should be noted that the creditworthiness of obligations issued by local Colorado issuers may be unrelated to the creditworthiness of obligations issued by the State of Colorado, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Bonds contained in each Colorado Trust and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such Bonds, could affect or could have an adverse impact on the financial condition of the State and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the Bonds contained in each Colorado Trust, the market value or marketability of such Bonds or the ability of the respective issuers of such Bonds acquired by each Colorado Trust to pay interest on or principal of such Bonds.

Concentrations

Educational Obligation Revenue Bonds. Certain Trusts are considered to be concentrated in obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trust. General problems relating to college and university obligations would include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding and new government legislation or regulations which may adversely affect the revenues or costs of such issuers. All of such issuers have been experiencing certain of these problems in varying degrees.

Transportation Facility Revenue Bonds. An investment in Units of Colorado Insured Series 17 should be made with an understanding of the problems and risks inherent in investing in transportation facility revenue bonds. These bonds are obligations which are payable from and

Page 5

secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

Federal Tax-Free Income.

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax free yield on a municipal investment. To assist you to more easily compare municipal investments like the Trusts with taxable alternative investments, the table below presents the approximate taxable equivalent yields for individuals for a range of hypothetical tax free yields assuming the stated marginal federal tax rates for 2011 listed below. The table does not reflect (i) any Federal limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any state or local taxes imposed, or (iii) any alternative minimum taxes or any taxes other than Federal personal income taxes.

                                   COMBINED NATIONAL AND COLORADO STATE TAX EQUIVALENT TABLE

Taxable Income                              Combined                        Tax-Exempt Estimated Current Return
Single                Joint                 Tax
Return                Return                Rate         3.50%     4.00%     4.50%     5.00%     5.50%     6.00%     6.50%
                                                                         Equivalent Taxable Estimated Current Return
$      0-  8,500       $      0- 17,000     14.20%       4.08%     4.66%     5.24%     5.83%     6.41%     6.99%     7.58%
   8,500- 34,500         17,000- 69,000     18.90%       4.32%     4.93%     5.55%     6.17%     6.78%     7.40%     8.01%
  34,500- 83,600         69,000-139,350     28.50%       4.90%     5.59%     6.29%     6.99%     7.69%     8.39%     9.09%
  83,600-174,400        139,350-212,300     31.30%       5.09%     5.82%     6.55%     7.28%     8.01%     8.73%     9.46%
 174,400-379,150        212,300-379,150     36.10%       5.48%     6.26%     7.04%     7.82%     8.61%     9.39%     10.17%
    Over 379,150           Over 379,150     38.00%       5.65%     6.45%     7.26%     8.06%     8.87%     9.68%     10.48%

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February 15, 2011